Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - Third Quarter 2005

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Consolidated Results
Financial Highlights
Reconciliation to Net Income and Earnings Per Share
Statement of Income
Net Income by Major Component and Combined Ratio
Operating Income
Selected Statistics - Property and Casualty Operations
Written and Earned Premiums - Property and Casualty Operations

Commercial
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Gross and Net Written Premium

Specialty
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Gross and Net Written Premium

Personal
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Selected Statistics - Automobile
Selected Statistics - Homeowners and Other

Supplemental Detail
Interest Expense and Other
Consolidated Balance Sheet
Investment Portfolio
Investment Portfolio - Fixed Maturities Data
Investment Income
Net Realized and Unrealized Investment Gains (Losses)
Reinsurance Recoverables
Net Reserves for Losses and Loss Adjustment Expense
Asbestos and Environmental Reserves
Capitalization
Statutory to GAAP Shareholders’ Equity Reconciliation
Statement of Cash Flows
Statement of Cash Flows (continued)

Glossary of Financial Measures and Description of Operating Segments

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Income (loss) from continuing operations	$587	$(302)	$311	$271	$877	$931	$75	$596	$1,883
Income (loss) from continuing operations per share (1):
Basic	$1.35	$(0.46)	$0.46	$0.40	$1.31	$1.39	$0.11	$1.01	$2.79
Diluted	$1.31	$(0.46)	$0.45	$0.39	$1.25	$1.33	$0.11	$1.00	$2.69

Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$652	$1,443
Net income (loss) per share (1):
Basic	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.24	$1.10	$2.14
Diluted	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.23	$1.09	$2.07

Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$620	$1,875
Operating income (loss) per share (1):
Basic	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.07	$1.05	$2.78
Diluted	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.07	$1.04	$2.68

Continuing operations return on equity	19.0%	(6.0)%	6.1%	5.2%	16.6%	17.4%	1.3%	4.5%	11.6%
Return on equity	19.0%	(5.4)%	6.7%	5.8%	4.0%	20.0%	2.9%	4.9%	8.9%
Operating return on equity	21.9%	(6.9)%	6.9%	5.5%	16.7%	18.6%	0.9%	4.9%	11.9%

Total assets, at period end (2)	$65,070	$106,046	$109,101	$111,246	$110,750	$111,804	$113,442	$109,101	$113,442
Total equity, at period end	$12,674	$19,930	$20,889	$21,201	$20,732	$22,369	$22,408	$20,889	$22,408

Book value per share, at period end (1)	$28.98	$29.52	$30.91	$31.35	$30.51	$32.90	$32.14	$30.91	$32.14
Adjusted book value per share, at period end	$26.18	$29.30	$29.63	$30.05	$30.10	$31.48	$31.46	$29.63	$31.46

Weighted average number of common shares outstanding (basic) (1)	434.6	664.8	665.9	666.8	668.1	669.5	679.2	588.7	672.3
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	453.9	664.8	707.9	708.6	709.1	710.3	683.8	607.0	711.3
Common shares outstanding at period end (1)	437.3	668.5	669.2	670.3	673.6	674.6	692.2	669.2	692.2

Common stock dividends declared	$81.7	$146.9	$147.1	$147.5	$148.2	$155.1	$159.1	$375.7	$462.4

(1)         The number of shares and per share amounts for 1Q 2004 and YTD 3Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)         As a result of a decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2005. Accordingly, total assets for 2Q 2004 through 2Q 2005 have been reclassified. The company divested its remaining ownership interest in Nuveen in 3Q 2005.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Net income (loss)
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$620	$1,875
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	25	(24)	8
Income (loss) from continuing operations	587	(302)	311	271	877	931	75	596	1,883
Discontinued operations	—	27	29	32	(665)	138	87	56	(440)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$652	$1,443

Basic earnings per share (1)
Operating income (loss)	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.07	$1.05	$2.78
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	(0.01)	0.03	(0.05)	0.04	(0.04)	0.01
Income (loss) from continuing operations	1.35	(0.46)	0.46	0.40	1.31	1.39	0.11	1.01	2.79
Discontinued operations	—	0.04	0.05	0.05	(1.00)	0.20	0.13	0.09	(0.65)
Net income (loss)	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.24	$1.10	$2.14

Diluted earnings per share (1)
Operating income (loss)	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.07	$1.04	$2.68
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	(0.01)	0.02	(0.05)	0.04	(0.04)	0.01
Income (loss) from continuing operations	1.31	(0.46)	0.45	0.39	1.25	1.33	0.11	1.00	2.69
Discontinued operations	—	0.04	0.05	0.05	(0.94)	0.19	0.12	0.09	(0.62)
Net income (loss)	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.23	$1.09	$2.07

Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculation: (2)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Basic
Income (loss) from continuing operations, as reported	$587	$(302)	$311	$271	$877	$931	$75	$596	$1,883
Preferred stock dividends, net of taxes	—	(2)	(2)	(2)	(2)	(2)	(1)	(4)	(5)
Income (loss) from continuing operations available to common shareholders - basic	$587	$(304)	$309	$269	$875	$929	$74	$592	$1,878

Diluted
Income (loss) from continuing operations available to common shareholders - basic	$587	$(304)	$309	$269	$875	$929	$74	$592	$1,878
Effect of dilutive securities:
Equity unit stock purchase contracts	N/A	—	4	4	3	3	—	8	9
Convertible preferred stock	N/A	—	1	1	2	2	—	3	4
Zero coupon convertible notes	N/A	—	1	1	1	1	—	1	3
Convertible junior subordinate notes	—	—	7	7	7	7	—	—	20
Income (loss) from continuing operations available to common shareholders - diluted	$587	$(304)	$322	$282	$888	$942	$74	$604	$1,914

Common Shares
Basic
Weighted average shares outstanding	435	665	666	667	668	669	679	589	672

Diluted
Weighted average shares outstanding	435	665	666	667	668	669	679	589	672
Weighted average effects of dilutive securities:
Stock options and other incentive plans	3	—	3	3	2	2	5	3	3
Equity unit stock purchase contracts	N/A	—	15	15	15	15	—	10	13
Convertible preferred stock	N/A	—	5	5	5	4	—	3	4
Zero coupon convertible notes	N/A	—	2	2	2	2	—	2	2
Convertible junior subordinate notes	17	—	17	17	17	17	—	—	17
Diluted weighted average shares outstanding	454	665	708	709	709	710	684	607	711

(1)          The number of shares and per share amounts for 1Q 2004 and YTD 3Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)          Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculation can also be used for the operating income and net income EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$13,762	$15,205
Net investment income (1)	619	642	667	735	765	775	812	1,928	2,352
Fee income	172	171	186	177	171	165	169	529	505
Net realized investment gains (losses)	(42)	55	(49)	(3)	—	(55)	39	(36)	(16)
Other revenues	39	38	56	43	50	43	45	133	138
Total revenues	4,127	6,060	6,129	6,228	6,105	6,037	6,042	16,316	18,184

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	4,361	11,236	10,685
Amortization of deferred acquisition costs	526	805	820	827	810	783	830	2,151	2,423
General and administrative expenses	467	864	792	822	813	789	789	2,123	2,391
Interest expense	36	63	67	70	71	70	70	166	211
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	6,050	15,676	15,710

Income (loss) before income taxes and minority interest	817	(541)	364	306	1,188	1,294	(8)	640	2,474
Income taxes	227	(239)	48	33	311	363	(83)	36	591
Minority interest, net of tax	3	—	5	2	—	—	—	8	—
Income (loss) from continuing operations	587	(302)	311	271	877	931	75	596	1,883
Discontinued operations:
Operating income (loss), net of taxes	—	27	29	32	(665)	—	2	56	(663)
Gain on disposal, net of taxes	—	—	—	—	—	138	85	—	223
Income (loss) from discontinued operations (2)	—	27	29	32	(665)	138	87	56	(440)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$652	$1,443

Other statistics:
Effective tax rate on net investment income	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	23.0%	24.4%	23.2%
Net investment income (after-tax)	$454	$490	$514	$562	$583	$598	$625	$1,458	$1,806

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$612	$116	$31	$11	$1,524	$656	$1,566
After-tax	$13	$16	$402	$80	$20	$8	$1,009	$431	$1,037

(1)         Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)         In accordance with its plan to divest its equity ownership in Nuveen Investments, Nuveen Investments was accounted for as a discontinued operation beginning in 1Q 2005.  Additionally, due to the taxable nature of the transaction, the Company recorded a charge of $687 million in discontinued operations in 1Q 2005, reflecting the difference between the tax basis and the GAAP carrying value of its investment in Nuveen Investments.  A $138 million after-tax gain was recorded in 2Q 2005 related to the divestiture of 45.9 million shares of Nuveen Investments.  An $85 million after-tax gain was recorded in 3Q 2005 related to the divesture of the remaining 27.5 million shares of Nuveen Investments.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Underwriting gain (loss)	$160	$(789)	$(155)	$(263)	$291	$383	$(555)	$(784)	$119
Net investment income	454	490	514	562	583	598	625	1,458	1,806
Other, including interest expense (1)	—	(38)	(16)	(24)	(15)	(15)	(20)	(54)	(50)
Operating income (loss)	614	(337)	343	275	859	966	50	620	1,875
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	25	(24)	8
Discontinued operations	—	27	29	32	(665)	138	87	56	(440)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$652	$1,443

GAAP Combined Ratio (2,3)
Loss and loss adjustment expense ratio	65.8%	93.1%	75.8%	78.2%	61.3%	59.4%	86.3%	79.9%	68.8%
Underwriting expense ratio	26.1%	29.6%	28.0%	28.9%	29.2%	28.2%	29.9%	28.1%	29.1%
Combined ratio	91.9%	122.7%	103.8%	107.1%	90.5%	87.6%	116.2%	108.0%	97.9%

Impact of catastrophes on combined ratio	0.6%	0.5%	11.6%	2.1%	0.6%	0.2%	30.3%	4.8%	10.2%
Impact of prior year reserve development on combined ratio	1.3%	27.1%	1.6%	16.5%	-1.1%	-1.5%	-2.0%	11.1%	-1.6%

(1)          Includes minority interests.

(2)          Before policyholder dividends.

(3)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$23	$26	$26	$26	$29	$26	$26	$75	$81
Fee income:
Loss and loss adjustment expenses	$76	$82	$87	$87	$76	$63	$72	$245	$211
Other underwriting expenses	96	89	99	90	95	102	97	284	294
Total fee income	$172	$171	$186	$177	$171	$165	$169	$529	$505

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$13,762	$15,205
Net investment income	619	642	667	735	765	775	812	1,928	2,352
Fee income	172	171	186	177	171	165	169	529	505
Other revenues	39	38	56	43	50	43	45	133	138
Total revenues	4,169	6,005	6,178	6,231	6,105	6,092	6,003	16,352	18,200

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	4,361	11,236	10,685
Amortization of deferred acquisition costs	526	805	820	827	810	783	830	2,151	2,423
General and administrative expenses	467	864	792	822	813	789	789	2,123	2,391
Interest expense	36	63	67	70	71	70	70	166	211
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	6,050	15,676	15,710

Operating income (loss) before income taxes and minority interest	859	(596)	413	309	1,188	1,349	(47)	676	2,490
Income taxes	242	(259)	65	32	329	383	(97)	48	615
Minority interest, net of tax	3	—	5	2	—	—	—	8	—
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$50	$620	$1,875

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Statutory underwriting
Gross written premiums	$4,010	$6,142	$6,129	$5,977	$5,920	$5,909	$6,030	$16,281	$17,859
Net written premiums	$3,400	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$13,810	$15,092

Net earned premiums	$3,339	$5,161	$5,269	$5,276	$5,119	$5,109	$4,977	$13,769	$15,205
Losses and loss adjustment expenses	2,209	4,818	4,040	4,139	3,127	3,033	4,334	11,067	10,494
Underwriting expenses	903	1,603	1,420	1,406	1,435	1,461	1,437	3,926	4,333
Statutory underwriting gain (loss)	227	(1,260)	(191)	(269)	557	615	(794)	(1,224)	378
Policyholder dividends	6	(10)	7	(9)	7	6	(5)	3	8
Statutory underwriting gain (loss) after policyholder dividends	$221	$(1,250)	$(198)	$(260)	$550	$609	$(789)	$(1,227)	$370

Other statutory statistics
Reserves for losses and loss adjustment expenses	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$42,733	$41,090	$42,733
Increase (decrease) in reserves (1)	$255	$15,755	$1,051	$638	$(91)	$(280)	$1,376	$17,061	$1,005
Statutory surplus	$8,788	$13,955	$14,379	$15,112	$15,441	$16,137	$17,738	$14,379	$17,738
Net written premiums/surplus (2)	1.54:1	1.51:1	1.45:1	1.38:1	1.32:1	1.26:1	1.14:1	1.45:1	1.14:1

(1)          Includes the acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713 million.

(2)          1Q 2004 based on 12 month rolling net written premiums.  2Q 2004 based on annualized current quarter net written premiums.  3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premiums.  4Q 2004 based on annualized 2Q 2004, 3Q 2004 and 4Q 2004 net written premiums.  1Q, 2Q and 3Q 2005 based on 12 month rolling net written premiums.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
As reported	2004	2004	2004	2004	2005	2005	2005	2004	2005

Written premiums
Direct	$3,923	$5,905	$5,850	$5,735	$5,538	$5,814	$5,704	$15,678	$17,056
Assumed	87	237	279	242	382	95	326	603	803
Gross	4,010	6,142	6,129	5,977	5,920	5,909	6,030	16,281	17,859
Ceded	(610)	(886)	(975)	(776)	(1,140)	(693)	(934)	(2,471)	(2,767)
Net	$3,400	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$13,810	$15,092

Earned premiums
Direct	$3,758	$5,909	$5,971	$5,913	$5,732	$5,720	$5,680	$15,638	$17,132
Assumed	102	332	264	309	291	235	289	698	815
Gross	3,860	6,241	6,235	6,222	6,023	5,955	5,969	16,336	17,947
Ceded	(521)	(1,087)	(966)	(946)	(904)	(846)	(992)	(2,574)	(2,742)
Net	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$13,762	$15,205

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
Proforma	2004	2004	2004	2004	2005	2005	2005	2004	2005

Written premiums
Direct	$5,967	$5,905	$5,850	$5,735	$5,538	$5,814	$5,704	$17,722	$17,056
Assumed	287	237	279	242	382	95	326	803	803
Gross	6,254	6,142	6,129	5,977	5,920	5,909	6,030	18,525	17,859
Ceded	(1,030)	(886)	(975)	(776)	(1,140)	(693)	(934)	(2,891)	(2,767)
Net	$5,224	$5,256	$5,154	$5,201	$4,780	$5,216	$5,096	$15,634	$15,092

Earned premiums
Direct	$5,848	$5,909	$5,971	$5,913	$5,732	$5,720	$5,680	$17,728	$17,132
Assumed	257	332	264	309	291	235	289	853	815
Gross	6,105	6,241	6,235	6,222	6,023	5,955	5,969	18,581	17,947
Ceded	(981)	(1,087)	(966)	(946)	(904)	(846)	(992)	(3,034)	(2,742)
Net	$5,124	$5,154	$5,269	$5,276	$5,119	$5,109	$4,977	$15,547	$15,205

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$2,078	$6,506	$6,446
Net investment income	423	419	424	462	480	498	483	1,266	1,461
Fee income	168	164	178	170	163	156	160	510	479
Other revenues	14	12	23	6	15	13	19	49	47
Total revenues	2,336	3,006	2,989	2,948	2,862	2,831	2,740	8,331	8,433

Claims and expenses
Claims and claim adjustment expenses	1,198	1,789	1,986	2,551	1,522	1,397	2,112	4,973	5,031
Amortization of deferred acquisition costs	254	335	330	326	317	306	320	919	943
General and administrative expenses	287	455	419	417	419	397	419	1,161	1,235
Interest expense	1	1	1	—	—	1	—	3	1
Total claims and expenses	1,740	2,580	2,736	3,294	2,258	2,101	2,851	7,056	7,210

Operating income (loss) before federal income taxes and minority interest	596	426	253	(346)	604	730	(111)	1,275	1,223
Income taxes	163	109	24	(164)	156	200	(97)	296	259
Minority interest, net of tax	3	1	5	2	—	—	—	9	—
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$(14)	$970	$964

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Underwriting gain (loss)	$109	$(15)	$(114)	$(542)	$71	$136	$(400)	$(20)	$(193)
Net investment income	314	324	327	356	367	385	375	965	1,127
Other, including minority interest	7	7	11	2	10	9	11	25	30
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$(14)	$970	$964

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	64.5%	71.6%	80.4%	106.9%	65.3%	61.7%	98.7%	72.9%	74.9%
Underwriting expense ratio	25.9%	29.0%	27.5%	28.2%	29.1%	27.8%	31.0%	27.6%	29.3%
Combined ratio	90.4%	100.6%	107.9%	135.1%	94.4%	89.5%	129.7%	100.5%	104.2%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.1%	3.4%	0.0%	0.0%	41.4%	4.4%	13.4%
Impact of prior year reserve development on combined ratio	-0.3%	8.9%	4.9%	44.1%	0.3%	-0.5%	-0.3%	5.0%	-0.1%

(1)	Before policyholder dividends.
(2)

Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$2	$4	$3	$4	$4	$2	$4	$9	$10
Fee income:
Loss and loss adjustment expenses	$77	$77	$83	$83	$72	$59	$68	$237	$199
Other underwriting expenses	91	87	95	87	91	97	92	273	280
Total fee income	$168	$164	$178	$170	$163	$156	$160	$510	$479

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$2,213	$2,799	$2,854	$2,770	$2,751	$2,481	$2,644	$7,866	$7,876
Net written premiums	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$6,130	$6,228

Net earned premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$2,078	$6,506	$6,446
Losses and loss adjustment expenses	1,126	1,735	1,924	2,479	1,426	1,332	2,065	4,785	4,823
Underwriting expenses	443	696	589	573	607	565	572	1,728	1,744
Statutory underwriting gain (loss)	162	(20)	(149)	(742)	171	267	(559)	(7)	(121)
Policyholder dividends	5	(15)	3	(1)	10	4	(7)	(7)	7
Statutory underwriting gain (loss) after policyholder dividends	$157	$(5)	$(152)	$(741)	$161	$263	$(552)	$—	$(128)

Other statistics
Effective tax rate on net investment income	25.7%	23.4%	22.6%	23.0%	23.6%	22.7%	22.3%	23.9%	22.9%
Net investment income (after-tax)	$314	$324	$327	$356	$367	$385	$375	$965	$1,127

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$286	$77	$—	$—	$867	$286	$867
After-tax	$—	$—	$185	$50	$—	$—	$563	$185	$563

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Net written premiums by market
Commercial accounts	$848	$1,116	$1,075	$1,171	$1,127	$1,068	$1,022	$3,039	$3,217
Select accounts	531	709	653	662	684	719	652	1,893	2,055
National accounts	240	241	290	269	341	238	298	771	877
Total core	1,619	2,066	2,018	2,102	2,152	2,025	1,972	5,703	6,149
Commercial other	146	168	113	79	40	22	17	427	79
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$6,130	$6,228

Net written premiums by product line
Commercial multi-peril	$606	$610	$618	$683	$733	$681	$681	$1,834	$2,095
Workers’ compensation	350	374	403	403	464	367	378	1,127	1,209
Commercial automobile	326	441	420	422	419	423	408	1,187	1,250
Property	298	425	378	371	379	359	310	1,101	1,048
General liability	182	362	302	284	185	205	195	846	585
Other	3	22	10	18	12	12	17	35	41
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$6,130	$6,228

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$691	$2,660	$2,571
Written fees	$214	$159	$142	$146	$173	$148	$130	$515	$451

(1)           Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums - Commercial

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Gross written premiums	$3,119	$2,799	$2,854	$2,770	$2,751	$2,481	$2,644	$8,772	$7,876

Net written premiums by market
Commercial accounts	$1,280	$1,116	$1,075	$1,171	$1,127	$1,068	$1,022	$3,471	$3,217
Select accounts	708	709	653	662	684	719	652	2,070	2,055
National accounts	352	241	290	269	341	238	298	883	877
Total core	2,340	2,066	2,018	2,102	2,152	2,025	1,972	6,424	6,149
Commercial other	166	168	113	79	40	22	17	447	79
Total	2,506	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	6,871	$6,228
Less: Pre-merger St. Paul	741							741
Total Commercial excluding pre-merger St. Paul	$1,765							$6,130

Net written premiums by product line
Commercial multi-peril	$669	$610	$618	$683	$733	$681	$681	$1,897	$2,095
Workers’ compensation	489	374	403	403	464	367	378	1,266	1,209
Commercial automobile	459	441	420	422	419	423	408	1,320	1,250
Property	516	425	378	371	379	359	310	1,319	1,048
General liability	350	362	302	284	185	205	195	1,014	585
Other	23	22	10	18	12	12	17	55	41
Total	$2,506	$2,234	$2,131	$2,181	$2,192	$2,047	$1,989	$6,871	$6,228

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$691	$2,660	$2,571

Written fees	$218	$159	$142	$146	$173	$148	$130	$519	$451
Less: Pre-merger St. Paul	4							4
Total written fees excluding pre-merger St. Paul	$214							$515

(1)           Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Premiums	$311	$1,375	$1,466	$1,490	$1,456	$1,449	$1,388	$3,152	$4,293
Net investment income	51	129	149	158	170	173	204	329	547
Fee income	4	7	8	7	8	9	9	19	26
Other revenues	2	3	7	10	12	8	2	12	22
Total revenues	368	1,514	1,630	1,665	1,646	1,639	1,603	3,512	4,888

Claims and expenses
Claims and claim adjustment expenses	304	2,247	1,100	1,009	936	875	973	3,651	2,784
Amortization of deferred acquisition costs	56	242	245	249	240	224	243	543	707
General and administrative expenses	58	249	233	239	233	230	203	540	666
Total claims and expenses	418	2,738	1,578	1,497	1,409	1,329	1,419	4,734	4,157

Operating income (loss) before federal income taxes	(50)	(1,224)	52	168	237	310	184	(1,222)	731
Income taxes	(22)	(434)	14	36	64	89	54	(442)	207
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$130	$(780)	$524

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Underwriting gain (loss)	$(68)	$(887)	$(82)	$1	$34	$82	$(26)	$(1,037)	$90
Net investment income	38	95	113	120	129	133	155	246	417
Other	2	2	7	11	10	6	1	11	17
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$130	$(780)	$524

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	97.7%	162.8%	74.5%	67.9%	64.3%	59.9%	69.7%	115.3%	64.5%
Underwriting expense ratio	35.2%	35.5%	32.2%	32.6%	32.0%	31.0%	31.7%	34.0%	31.6%
Combined ratio	132.9%	198.3%	106.7%	100.5%	96.3%	90.9%	101.4%	149.3%	96.1%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.5%	2.4%	1.3%	0.0%	11.9%	5.8%	4.3%
Impact of prior year reserve development on combined ratio	48.2%	93.4%	0.2%	-0.7%	3.6%	1.1%	-0.9%	45.7%	1.3%

(1)         Before policyholder dividends.

(2)         Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$—	$—	$—	$—	$2	$1	$(1)	$—	$2
Fee income:
Loss and loss adjustment expenses	$(1)	$5	$4	$4	$4	$4	$4	$8	$12
Other underwriting expenses	5	2	4	3	4	5	5	11	14
Total fee income	$4	$7	$8	$7	$8	$9	$9	$19	$26

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$398	$1,743	$1,640	$1,730	$1,691	$1,758	$1,654	$3,781	$5,103
Net written premiums	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$3,183	$4,179

Net earned premiums	$311	$1,382	$1,466	$1,490	$1,456	$1,449	$1,388	$3,159	$4,293
Losses and loss adjustment expenses	304	2,254	1,113	1,016	936	872	994	3,671	2,802
Underwriting expenses	114	510	426	437	426	453	413	1,050	1,292
Statutory underwriting gain (loss)	(107)	(1,382)	(73)	37	94	124	(19)	(1,562)	199
Policyholder dividends	1	5	4	(8)	(3)	2	2	10	1
Statutory underwriting gain (loss) after policyholder dividends	$(108)	$(1,387)	$(77)	$45	$97	$122	$(21)	$(1,572)	$198

Other statistics
Effective tax rate on net investment income	25.2%	25.8%	24.6%	23.9%	23.9%	23.4%	23.7%	25.1%	23.7%
Net investment income (after-tax)	$38	$95	$113	$120	$129	$133	$155	$246	$417

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$184	$36	$19	$—	$169	$184	$188
After-tax	$—	$—	$125	$28	$13	$—	$129	$125	$142

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Net written premiums by market
Construction	$126	$274	$194	$250	$250	$261	$179	$594	$690
Bond	142	304	378	359	163	368	391	824	922
Financial & Professional Services	—	184	221	231	120	232	247	405	599
Other	—	341	416	429	357	388	440	757	1,185
Total Domestic Specialty	268	1,103	1,209	1,269	890	1,249	1,257	2,580	3,396
International Specialty	1	360	242	319	264	296	223	603	783
Total	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$3,183	$4,179

Net written premiums by product line
Workers’ compensation	$28	$119	$103	$131	$119	$124	$79	$250	$322
Commercial automobile	30	113	120	127	92	95	94	263	281
Property	5	88	107	96	136	141	142	200	419
General liability	71	462	466	548	375	579	575	999	1,529
Fidelity & Surety	91	241	327	290	130	296	320	659	746
Commercial multi-peril	43	80	86	77	38	14	47	209	99
International	1	360	242	319	264	296	223	603	783
Total	$269	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$3,183	$4,179

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Gross written premiums	$1,736	$1,743	$1,640	$1,730	$1,691	$1,758	$1,654	$5,119	$5,103

Net written premiums by market
Construction	$325	$274	$194	$250	$250	$261	$179	$793	$690
Bond	167	304	378	359	163	368	391	849	922
Financial & Professional Services	163	184	221	231	120	232	247	568	599
Other	402	341	416	429	357	388	440	1,159	1,185
Total Domestic Specialty	1,057	1,103	1,209	1,269	890	1,249	1,257	3,369	3,396
International Specialty	295	360	242	319	264	296	223	897	783
Total	1,352	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	4,266	$4,179
Less: Pre-merger St. Paul	1,083							1,083
Total Specialty excluding pre-merger St. Paul	$269							$3,183

Net written premiums by product line
Workers’ compensation	$141	$119	$103	$130	$119	$124	$79	$363	$322
Commercial automobile	146	113	120	126	92	95	94	379	281
Property	101	88	107	96	136	141	142	296	419
General liability	450	462	466	550	375	579	575	1,378	1,529
Fidelity & Surety	132	241	327	290	130	296	320	700	746
Commercial multi-peril	87	80	86	77	38	14	47	253	99
International	295	360	242	319	264	296	223	897	783
Total	$1,352	$1,463	$1,451	$1,588	$1,154	$1,545	$1,480	$4,266	$4,179

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$1,511	$4,104	$4,466
Net investment income	145	93	92	112	109	116	112	330	337
Other revenues	23	21	22	25	24	23	24	66	71
Total revenues	1,465	1,482	1,553	1,613	1,592	1,635	1,647	4,500	4,874

Claims and expenses
Claims and claim adjustment expenses	779	833	1,000	643	765	829	1,276	2,612	2,870
Amortization of deferred acquisition costs	216	228	245	252	253	253	267	689	773
General and administrative expenses	119	132	129	156	154	162	162	380	478
Total claims and expenses	1,114	1,193	1,374	1,051	1,172	1,244	1,705	3,681	4,121

Operating income before federal income taxes	351	289	179	562	420	391	(58)	819	753
Income taxes	114	92	52	184	135	125	(33)	258	227
Operating income	$237	$197	$127	$378	$285	$266	$(25)	$561	$526

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Underwriting gain	$119	$113	$41	$278	$186	$164	$(127)	$273	$223
Net investment income	102	70	72	85	83	88	86	244	257
Other	16	14	14	15	16	14	16	44	46
Operating income	$237	$197	$127	$378	$285	$266	$(25)	$561	$526

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	60.1%	60.9%	69.5%	43.6%	52.4%	55.4%	84.5%	63.6%	64.2%
Underwriting expense ratio	24.2%	24.7%	24.5%	26.1%	26.3%	26.2%	26.8%	24.5%	26.5%
Combined ratio	84.3%	85.6%	94.0%	69.7%	78.7%	81.6%	111.3%	88.1%	90.7%

Impact of catastrophes on combined ratio	1.5%	1.8%	9.9%	0.2%	0.8%	0.7%	32.1%	4.5%	11.4%
Impact of prior year reserve development on combined ratio	-7.8%	-7.3%	-2.6%	-9.5%	-7.8%	-5.4%	-5.5%	-5.8%	-6.3%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$21	$22	$23	$22	$23	$23	$23	$66	$69

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$1,399	$1,600	$1,635	$1,477	$1,478	$1,670	$1,732	$4,634	$4,880
Net written premiums	$1,366	$1,559	$1,572	$1,432	$1,434	$1,624	$1,627	$4,497	$4,685

Net earned premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$1,511	$4,104	$4,466
Losses and loss adjustment expenses	779	829	1,003	644	765	829	1,275	2,611	2,869
Underwriting expenses	346	397	405	396	402	443	452	1,148	1,297
Statutory underwriting gain (loss)	$172	$142	$31	$436	$292	$224	$(216)	$345	$300

Other statistics
Effective tax rate on net investment income	29.6%	24.2%	22.6%	23.7%	24.2%	24.0%	22.9%	26.2%	23.7%
Net investment income (after-tax)	$102	$70	$72	$85	$83	$88	$86	$244	$257

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$142	$3	$12	$11	$488	$186	$511
After-tax	$13	$16	$92	$2	$7	$8	$317	$121	$332

Policies in force (in thousands)
Automobile	2,157	2,234	2,260	2,264	2,270	2,281	2,307	2,260	2,307
Homeowners and other	3,617	3,776	3,916	4,011	4,038	4,090	4,150	3,916	4,150

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$854	$900	$897	$819	$870	$888	$910	$2,651	$2,668
Net written premiums	$847	$893	$884	$809	$854	$878	$897	$2,624	$2,629

Net earned premiums	$782	$825	$851	$862	$840	$851	$864	$2,458	$2,555
Losses and loss adjustment expenses	577	596	617	468	505	542	525	1,790	1,572
Underwriting expenses	199	205	207	206	213	222	224	611	659
Statutory underwriting gain (loss)	$6	$24	$27	$188	$122	$87	$115	$57	$324

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	73.7%	72.7%	72.1%	54.3%	60.1%	63.6%	60.9%	72.8%	61.6%
Underwriting expense ratio	22.7%	22.4%	22.3%	24.0%	23.5%	24.0%	23.9%	22.4%	23.8%
Combined ratio	96.4%	95.1%	94.4%	78.3%	83.6%	87.6%	84.8%	95.2%	85.4%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.6%	0.3%	0.0%	0.0%	1.2%	0.2%	0.4%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$5	$3	$—	$—	$11	$5	$11
After-tax	$—	$—	$3	$2	$—	$—	$7	$3	$7

Policies in force (in thousands)	2,157	2,234	2,260	2,264	2,270	2,281	2,307	2,260	2,307
Change from prior year quarter	8.1%	10.8%	10.5%	9.4%	5.2%	2.1%	2.1%
Change from prior quarter	4.3%	3.6%	1.2%	0.2%	0.3%	0.5%	1.1%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$14	$14	$15	$14	$15	$14	$15	$43	$44

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$545	$700	$738	$658	$608	$782	$822	$1,983	$2,212
Net written premiums	$519	$666	$688	$623	$580	$746	$730	$1,873	$2,056

Net earned premiums	$515	$543	$588	$614	$619	$645	$647	$1,646	$1,911
Losses and loss adjustment expenses	202	233	386	176	260	287	750	821	1,297
Underwriting expenses	147	192	198	190	189	221	228	537	638
Statutory underwriting gain (loss)	$166	$118	$4	$248	$170	$137	$(331)	$288	$(24)

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	39.2%	42.9%	65.7%	28.6%	42.0%	44.5%	115.8%	49.9%	67.9%
Underwriting expense ratio	26.6%	28.2%	27.7%	29.0%	30.1%	29.2%	30.8%	27.6%	30.0%
Combined ratio	65.8%	71.1%	93.4%	57.6%	72.1%	73.7%	146.6%	77.5%	97.9%

Impact of catastrophes on combined ratio	3.9%	4.4%	23.3%	0.0%	1.9%	1.7%	73.8%	11.0%	26.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$20	$24	$137	$—	$12	$11	$477	$181	$500
After-tax	$13	$16	$89	$—	$7	$8	$310	$118	$325

Policies in force (in thousands)	3,617	3,776	3,916	4,011	4,038	4,090	4,150	3,916	4,150
Change from prior year quarter	9.4%	12.3%	14.2%	14.9%	11.6%	8.3%	6.0%
Change from prior quarter	3.6%	4.4%	3.7%	2.4%	0.7%	1.3%	1.5%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Billing and policy fees	$7	$8	$8	$8	$8	$9	$8	$23	$25

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Revenues
Net investment income	$—	$1	$2	$3	$6	$(12)	$13	$3	$7
Other revenues	—	2	4	2	(1)	(1)	—	6	(2)
Total revenues	—	3	6	5	5	(13)	13	9	5

Claims and expenses
Interest expense	35	62	66	70	71	69	70	163	210
General and administrative expenses	3	28	11	10	7	—	5	42	12
Total claims and expenses	38	90	77	80	78	69	75	205	222

Operating loss before federal income tax benefit	(38)	(87)	(71)	(75)	(73)	(82)	(62)	(196)	(217)
Income taxes	(13)	(26)	(25)	(24)	(26)	(31)	(21)	(64)	(78)
Minority Interest, net of tax	—	(1)	—	—	—	—	—	(1)	—
Operating loss	$(25)	$(60)	$(46)	$(51)	$(47)	$(51)	$(41)	$(131)	$(139)

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet (1)

($ in millions)

	September 30,	December 31,
	2005 (1)	2004

Assets
Fixed maturities, available for sale at fair value (including $2,536 and $2,603 subject to securities lending and repurchase agreements) (amortized cost $57,707 and $53,017)	$58,294	$54,269
Equity securities, at fair value (cost $620 and $687)	675	759
Real estate	738	773
Mortgage loans	147	191
Short-term securities	5,975	4,944
Other investments	2,988	3,432
Total investments	68,817	64,368

Cash	442	262
Investment income accrued	743	671
Premiums receivable	6,149	6,201
Reinsurance recoverables	19,452	19,054
Ceded unearned premiums	1,561	1,565
Deferred acquisition costs	1,558	1,559
Deferred tax asset	1,985	2,198
Contractholder receivables	5,658	5,629
Goodwill	3,452	3,564
Intangible assets	957	1,062
Net assets of discontinued operations (2)	—	2,041
Other assets	2,668	3,072
Total assets	$113,442	$111,246

	September 30,	December 31,
	2005 (1)	2004

Liabilities
Claims and claim adjustment expense reserves	$60,586	$59,070
Unearned premium reserves	11,164	11,310
Contractholder payables	5,658	5,629
Payables for reinsurance premiums	908	896
Debt	5,753	6,313
Other liabilities	6,965	6,827
Total liabilities	91,034	90,045

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (0.5 and 0.6 shares issued and outstanding)	160	193
Guaranteed obligation - Stock Ownership Plan	—	(5)
Common stock (1,750.0 shares authorized; 693.2 and 670.7 shares issued; 692.2 and 670.3 shares outstanding)	18,119	17,414
Retained earnings	3,733	2,744
Accumulated other changes in equity from nonowner sources	538	952
Treasury stock, at cost (1.0 and 0.4 shares)	(41)	(14)
Unearned compensation	(101)	(83)
Total shareholders’ equity	22,408	21,201
Total liabilities and shareholders’ equity	$113,442	$111,246

(1)          Preliminary.

(2)          As a result of a decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2005.  Accordingly, the assets and liabilities of Nuveen were reclassified to net assets of discontinued operations.  The Company divested its remaining ownership interest in Nuveen in 3Q 2005.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, $ in millions)

	September 30,	Pre-tax Book	December 31,	Pre-tax Book
	2005	Yield	2004	Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$27,817	4.77%	$27,686	4.78%
Tax-exempt fixed maturities	30,477	4.14%	26,583	4.14%
Total fixed maturities	58,294	4.45%	54,269	4.47%

Non-redeemable preferred stocks	507	6.46%	581	6.71%
Common stocks	168	N/A	178	N/A
Total equity securities	675	N/A	759	N/A

Mortgage loans	147	5.87%	191	8.25%

Real estate	738	N/A	773	N/A

Short-term securities	5,975	3.75%	4,944	2.23%

Private equities	1,474	N/A	1,707	N/A
Arbitrage funds	758	N/A	944	N/A
Real estate joint ventures & other	725	N/A	743	N/A
Trading securities	31	N/A	38	N/A
Total other investments	2,988	N/A	3,432	N/A

Total investments	$68,817	4.40%	$64,368	4.31%

Net unrealized gain on investment securities, net of tax, included in shareholders’ equity	$472		$866

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)

	September 30,	December 31,
	2005	2004
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,495	$8,678
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	3,632	3,033
Corporates (including redeemable preferreds)	14,573	13,856
Obligations of states and political subdivisions	30,882	26,841
Debt securities issued by foreign governments	1,712	1,861
Subtotal - Available-for-sale securities	58,294	54,269
Trading securities	5	15
Total fixed maturities	$58,299	$54,284

Fixed Maturities Quality Characteristics (1)

	September 30, 2005
	Amount	% of Total
Quality Ratings
Aaa	$37,393	64.1%
Aa	11,084	19.0
A	4,578	7.9
Baa	3,401	5.8
Total investment grade	56,456	96.8
Ba	864	1.5
B	625	1.1
Caa and lower	349	0.6
Total below investment grade	1,838	3.2
Total fixed maturities, excluding trading securities	$58,294	100.0%
Trading securities	$5
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)   Rated using external rating agencies or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Investment Income

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Gross investment income
Fixed maturities	$412	$555	$583	$579	$609	$615	$636	$1,550	$1,860
Short-term securities	9	12	21	27	30	37	56	42	123
Mortgage loans	4	14	4	3	4	4	14	22	22
Other (1)	249	67	69	161	139	145	125	385	409
	674	648	677	770	782	801	831	1,999	2,414
Investment expenses (1)	55	6	10	35	17	26	19	71	62
Net investment income, pre-tax	619	642	667	735	765	775	812	1,928	2,352
Income taxes	165	152	153	173	182	177	187	470	546
Net investment income, after-tax	$454	$490	$514	$562	$583	$598	$625	$1,458	$1,806

Effective tax rate	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	23.0%	24.4%	23.2%

Average invested assets (2)	$37,097	$59,292	$61,274	$62,892	$64,218	$65,765	$67,630	$52,711	$65,926

Average yield pre-tax	6.7%	4.3%	4.4%	4.7%	4.8%	4.7%	4.8%	4.9%	4.8%
Average yield after-tax	4.9%	3.3%	3.4%	3.6%	3.6%	3.6%	3.7%	3.7%	3.7%

(1)   Includes $166 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the impact of an initial public offering of  a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)   Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Net realized investment gains (losses)
Fixed maturities	$12	$38	$11	$2	$4	$(41)	$(4)	$61	$(41)
Equity securities	1	1	8	14	4	4	14	10	22
Other	(55)	16	(68)	(19)	(8)	(18)	29	(107)	3
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	39	(36)	(16)
Related taxes	(15)	20	(17)	1	(18)	(20)	14	(12)	(24)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$25	$(24)	$8

Gross investment gains (1)	$135	$371	$185	$326	$203	$212	$196	$691	$611
Gross investment losses before impairments (1)	(166)	(293)	(206)	(311)	(194)	(225)	(123)	(665)	(542)
Impairments	(11)	(23)	(28)	(18)	(9)	(42)	(34)	(62)	(85)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	39	(36)	(16)
Related taxes	(15)	20	(17)	1	(18)	(20)	14	(12)	(24)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$25	$(24)	$8

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2004	2004	2004	2004	2005	2005	2005

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,805	$154	$1,268	$1,252	$429	$1,420	$587
Equity securities & other	75	71	57	83	21	65	117
Unrealized investment gains before tax and minority interest	1,880	225	1,325	1,335	450	1,485	704
Related taxes	658	84	466	469	173	523	232
Minority interest, net of tax	(1)	—	—	—	—	—	—

Balance, end of period	$1,223	$141	$859	$866	$277	$962	$472

(1)   Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$105	$161	$78	$86	$85	$78	$114	$344	$277
Gross investment Treasury future losses	$160	$104	$124	$85	$66	$123	$81	$388	$270

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	September 30,	December 31,
	2005	2004
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$14,308	$13,367
Allowance for uncollectible reinsurance	(796)	(751)
Net reinsurance recoverables	13,512	12,616
Mandatory pools and associations	2,047	2,497
Structured settlements	3,893	3,941
Total reinsurance recoverables	$19,452	$19,054

The Company’s top five reinsurers,  including retroactive reinsurance, by reinsurance recoverable at December 31, 2004 is as follows:

	December 31,
Reinsurer	2004	A.M. Best Rating of Reinsurer
American Re-Insurance Company	$1,198	A third highest of 16 ratings
General Reinsurance Corporation	826	A++ highest of 16 ratings
XL Reinsurance America Inc.	613	A+ second highest of 16 ratings
Transatlantic Reinsurance Company	604	A+ second highest of 16 ratings
Swiss Reinsurance America Corporation	493	A+ second highest of 16 ratings

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005
Commercial
Beginning of period	$18,791	$18,847	$27,981	$28,408	$29,021	$28,772	$28,352	$18,791	$29,021
Incurred	1,126	1,735	1,924	2,479	1,426	1,332	2,065	4,785	4,823
Paid	(1,070)	(1,430)	(1,498)	(1,931)	(1,705)	(1,725)	(1,484)	(3,998)	(4,914)
Acquired reserves, foreign exchange and other (1)	—	8,829	1	65	30	(27)	(22)	8,830	(19)
End of period	$18,847	$27,981	$28,408	$29,021	$28,772	$28,352	$28,911	$28,408	$28,911

Specialty
Beginning of period	$2,020	$2,204	$8,723	$9,129	$9,373	$9,582	$9,686	$2,020	$9,373
Incurred	304	2,254	1,113	1,016	936	872	994	3,671	2,802
Paid	(120)	(564)	(644)	(894)	(694)	(710)	(642)	(1,328)	(2,046)
Acquired reserves, foreign exchange and other (1)	—	4,829	(63)	122	(33)	(58)	31	4,766	(60)
End of period	$2,204	$8,723	$9,129	$9,373	$9,582	$9,686	$10,069	$9,129	$10,069

Personal
Beginning of period	$3,218	$3,233	$3,335	$3,553	$3,334	$3,283	$3,319	$3,218	$3,334
Incurred	779	829	1,003	644	765	829	1,275	2,611	2,869
Paid	(764)	(752)	(785)	(863)	(816)	(793)	(841)	(2,301)	(2,450)
Acquired reserves, foreign exchange and other (1)	—	25	—	—	—	—	—	25	—
End of period	$3,233	$3,335	$3,553	$3,334	$3,283	$3,319	$3,753	$3,553	$3,753

Total
Beginning of period	$24,029	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$24,029	$41,728
Incurred	2,209	4,818	4,040	4,139	3,127	3,033	4,334	11,067	10,494
Paid	(1,954)	(2,746)	(2,927)	(3,688)	(3,215)	(3,228)	(2,967)	(7,627)	(9,410)
Acquired reserves, foreign exchange and other (1)	—	13,683	(62)	187	(3)	(85)	9	13,621	(79)
End of period	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$42,733	$41,090	$42,733

Prior Year Reserve Development:

Commercial
Asbestos	$—	$5	$—	$922	$—	$—	$—	$5	$—
Environmental	—	197	5	84	—	—	—	202	—
All other	(6)	11	112	13	6	(10)	(6)	117	(10)
Accretion of discount	16	17	15	25	13	14	13	48	40
Total Commercial	10	230	132	1,044	19	4	7	372	30

Specialty
Asbestos	—	—	1	—	—	—	—	1	—
Environmental	—	7	(3)	—	—	—	—	4	—
All other	150	1,277	5	(11)	53	16	(13)	1,432	56
Accretion of discount	—	1	1	—	2	—	1	2	3
Total Specialty	150	1,285	4	(11)	55	16	(12)	1,439	59

Personal	(101)	(100)	(37)	(140)	(114)	(81)	(83)	(238)	(278)
Total (2)	$59	$1,415	$99	$893	$(40)	$(61)	$(88)	$1,573	$(189)

(1)   All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

(2)   Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million and $5 million for 2Q 2004 and 3Q 2004 respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Asbestos reserves
Beginning reserves:
Direct	$3,782	$3,688	$4,052	$3,976	$4,775	$4,675	$4,527	$3,782	$4,775
Ceded	(805)	(799)	(999)	(868)	(843)	(818)	(785)	(805)	(843)
Net	2,977	2,889	3,053	3,108	3,932	3,857	3,742	2,977	3,932
Acquired reserves:
Direct	—	502	—	—	—	—	—	502	—
Ceded	—	(191)	—	—	—	—	—	(191)	—
Incurred losses and loss expenses:
Direct	—	7	2	932	—	—	—	9	—
Ceded	—	(2)	(1)	(10)	—	—	—	(3)	—
Accretion of discount:
Direct	5	5	3	4	—	1	—	13	1
Ceded	—	—	—	—	—	—	—	—	—
Losses paid:
Direct	99	150	81	137	100	149	115	330	364
Ceded	(6)	7	(132)	(35)	(25)	(33)	(42)	(131)	(100)
Ending reserves:
Direct	3,688	4,052	3,976	4,775	4,675	4,527	4,412	3,976	4,412
Ceded	(799)	(999)	(868)	(843)	(818)	(785)	(743)	(868)	(743)
Net	$2,889	$3,053	$3,108	$3,932	$3,857	$3,742	$3,669	$3,108	$3,669

Environmental reserves
Beginning reserves:
Direct	$331	$287	$764	$701	$725	$624	$547	$331	$725
Ceded	(41)	(39)	(108)	(98)	(84)	(85)	(79)	(41)	(84)
Net	290	248	656	603	641	539	468	290	641
Acquired reserves:
Direct	—	271	—	—	—	—	—	271	—
Ceded	—	(58)	—	—	—	—	—	(58)	—
Incurred losses and loss expenses:
Direct	—	242	1	80	—	—	—	243	—
Ceded	—	(38)	1	4	—	—	—	(37)	—
Losses paid:
Direct	44	36	64	56	101	77	30	144	208
Ceded	(2)	(27)	(9)	(10)	1	(6)	1	(38)	(4)
Ending reserves:
Direct	287	764	701	725	624	547	517	701	517
Ceded	(39)	(108)	(98)	(84)	(85)	(79)	(80)	(98)	(80)
Net	$248	$656	$603	$641	$539	$468	$437	$603	$437

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	September 30,	December 31,
	2005	2004
Debt

Short-term debt
Commercial paper	$397	$499
7.875% Senior notes due April 15, 2005	—	238
7.125% Senior notes due June 1, 2005	—	79
Medium-term notes maturing in 2005	—	99
Total short-term debt	397	915

Long-term debt
Medium-term notes with various maturities from 2006 to 2010	298	298
6.75% Senior notes due November 15, 2006	150	150
5.75% Senior notes due March 15, 2007	500	500
5.25% Senior notes due August 16, 2007 (1)	—	442
5.01% Senior notes due August 16, 2007 (1)	442	—
3.75% Senior notes due March 15, 2008	400	400
4.50% Zero coupon convertible notes due 2009	121	117
8.125% Senior notes due April 15, 2010	250	250
7.81% Private placement notes due on various dates through 2011	16	20
5.00% Senior notes due March 15, 2013	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027	81	81
4.50% Convertible junior subordinated notes due April 15, 2032	893	893
6.375% Senior notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
7.60% Subordinated debentures due October 15, 2050	593	593
Total long-term debt	5,198	5,198
Unamortized fair value adjustment	195	239
Unamortized debt issuance costs	(37)	(39)
	5,356	5,398
Total debt	5,753	6,313

Minority interest	2	20

Preferred equity	160	188

Common equity (excluding SFAS 115)	21,776	20,145

Total capital	$27,691	$26,666

Total debt to capital	20.8%	23.7%

(1)   These senior notes bore an interest rate of 5.25% at December 31, 2004.  The interest rate was reset to 5.01% in May 2005 pursuant to the remarketing of these notes.

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

($ in millions)

	September 30,	December 31,
	2005	2004

Statutory capital and surplus	$17,738	$15,112

GAAP adjustments

Goodwill and intangible assets	4,160	4,373

Investments	1,342	2,129

Noninsurance companies	(3,775)	(3,238)

Deferred acquisition costs	1,558	1,557

Deferred federal income tax	433	338

Reinsurance recoverables	555	461

Furniture, equipment & software	190	200

Employee benefits	133	83

Agents balances	108	139

Other	(34)	47

Total GAAP adjustments	4,670	6,089

GAAP shareholders’ equity	$22,408	$21,201

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Cash flows from operating activities
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$162	$652	$1,443
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	—	(27)	(29)	(32)	665	(138)	(87)	(56)	440
Net realized investment (gains) losses	42	(55)	49	3	—	55	(39)	36	16
Depreciation and amortization	25	71	252	174	150	236	113	348	499
Deferred federal income taxes (benefit)	(17)	(98)	(63)	(100)	110	625	(218)	(178)	517
Amortization of deferred policy acquisition costs	526	805	820	828	810	783	830	2,151	2,423
Premium balances receivable	(12)	(90)	320	102	92	(187)	147	218	52
Reinsurance recoverables	239	(24)	(126)	495	228	433	(1,059)	89	(398)
Deferred acquisition costs	(549)	(819)	(810)	(770)	(808)	(793)	(821)	(2,178)	(2,422)
Claim and claim adjustment expense reserves	96	2,140	1,081	156	(433)	(523)	2,484	3,317	1,528
Unearned premium reserves	151	(4)	(84)	(105)	(148)	(41)	43	63	(146)
Trading account activities	2	13	4	1	—	6	—	19	6
Other	(309)	(218)	99	(42)	150	(822)	(174)	(428)	(846)
Net cash provided by operating activities	781	1,419	1,853	1,013	1,028	703	1,381	4,053	3,112

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	865	1,822	1,332	1,602	1,073	1,348	1,393	4,019	3,814
Mortgage loans	4	46	18	8	5	1	43	68	49
Proceeds from sales of investments
Fixed maturities	2,158	1,855	950	2,982	1,052	1,659	722	4,963	3,433
Equity securities	68	39	46	112	39	73	169	153	281
Mortgage loans	29	12	20	—	—	—	—	61	—
Real estate	—	21	8	—	—	—	39	29	39
Purchase of investments
Fixed maturities	(3,676)	(2,980)	(4,890)	(4,976)	(4,175)	(4,391)	(3,597)	(11,546)	(12,163)
Equity securities	(28)	(20)	(11)	(35)	(21)	(1)	(15)	(59)	(37)
Mortgage loans	(2)	(53)	—	—	—	(9)	9	(55)	—
Real estate	—	(10)	(22)	10	(8)	(14)	(7)	(32)	(29)
Short-term securities, (purchases) sales, net	224	(1,476)	(159)	(502)	980	(855)	(1,155)	(1,411)	(1,030)
Other investments, net	107	302	172	301	228	224	178	581	630
Securities transactions in course of settlement	(681)	(563)	712	(576)	195	268	(260)	(532)	203
Net cash acquired in merger	—	151	—	—	—	—	—	151	—
Other	—	11	40	(54)	—	(48)	(25)	51	(73)
Net cash used by investing activities	(932)	(843)	(1,784)	(1,128)	(632)	(1,745)	(2,506)	(3,559)	(4,883)

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary (Continued)

($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2004	2004	2004	2004	2005	2005	2005	2004	2005

Cash flows from financing activities
Issuance of debt	—	—	128	174	—	—	—	128	—
Payment of debt	—	(224)	(3)	—	(2)	(479)	(41)	(227)	(522)
Treasury stock acquired - net employee stock-based compensation	(9)	(11)	—	(3)	(8)	(6)	(13)	(20)	(27)
Issuance of common stock - employee stock options	29	39	12	31	32	29	68	80	129
Issuance of common stock - maturity of equity unit forward contracts	—	—	—	—	—	—	442	—	442
Dividends to shareholders	(81)	(263)	(149)	(149)	(150)	(157)	(160)	(493)	(467)
Repurchase of minority interest	—	(76)	—	—	—	—	—	(76)	—
Other	—	11	11	57	13	(13)	—	22	—

Net cash provided (used) by financing activities	(61)	(524)	(1)	110	(115)	(626)	296	(586)	(445)

Effect of exchange rate changes on cash	—	—	(2)	9	(2)	(2)	1	(2)	(3)
Net proceeds from the sale of discontinued operations	—	—	—	—	—	1,867	532	—	2,399

Net increase (decrease) in cash	(212)	52	66	4	279	197	(296)	(94)	180
Cash at beginning of period	352	140	192	258	262	541	738	352	262
Cash at end of period	$140	$192	$258	$262	$541	$738	$442	$258	$442

Income taxes (received) paid	$108	$438	$—	$(18)	$13	$357	$151	$546	$521
Interest paid	$47	$72	$83	$79	$87	$86	$88	$202	$261

The St. Paul Travelers Companies, Inc.

Financial Supplement - Third Quarter 2005

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer.  Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses) and discontinued operations.  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Continuing operations return on equity is the ratio of income from continuing operations to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities and discontinued operations, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain or loss is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  A catastrophe may result in the payment of reinstatement premiums.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Reinstatement premiums represent additional premiums payable to reinsurers to restore coverage limits for certain excess of loss reinsurance treaties.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premium. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Proforma combined gross and net written premiums reflect the addition of gross and net written premiums, respectively, of The St. Paul and Travelers for periods prior to the merger on April 1, 2004. The proforma combined gross and net written premium amounts are not affected by purchase accounting adjustments. Gross and net written premiums are a measure of business volume before and after reinsurance.  The proforma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made at the beginning of the applicable period, or of future results of the company.

Adjusted book value per share represents assets less liabilities and preferred shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial — Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial — Other   includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the Company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Discontinued Operations (Asset Management) comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  The Company held a 31% interest in Nuveen Investments as of June 30, 2005.  During the third quarter of 2005 the Company divested its remaining ownership interest of Nuveen Investments.

* * * * *

Segment results for periods beginning prior to April 1, 2004 have been restated from the historical presentation of  Travelers to conform to the new St. Paul Travelers segment arrangement where practicable.  As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.  Beginning in the second quarter of 2005, the results of Discover Re are now included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated to conform with the second quarter 2005 presentation.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger.  Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified  segments.  This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment.  It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger.  It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger.  The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.